UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 11, 2007

GSC Investment Corp.
(Exact name of registrant as specified in charter)

Maryland	001-33376	20-8700615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 East 49th Street, New York, NY 10017
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 884-6200

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02             Results of Operations and Financial Condition.

On October 11, 2007, we issued a press release announcing our financial results for the period ended August 31, 2007. A copy of the press release, together with the related financial schedules, are attached hereto as Exhibit 99.1, the text of which are incorporated by reference herein. This press release, together with the related financial schedules, are not to be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing, or to form a part of our public disclosure in the United States or otherwise.

Item 9.01             Financial Statements and Exhibits.

Exhibit No.         Description

99.1                      Press Release dated October 11, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSC Investment Corp.

Date:	October 11, 2007	By:	/s/ David L. Goret
			Name:	David L. Goret
			Title:	Vice President and Secretary